UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2010

Sucampo Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33609	30-0520478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4520 East-West Highway, Suite 300 Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 961-3400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment No. 1”) is being filed to amend and supplement “Item 9.01 – Financial Statements and Exhibits,” included in the initial report on Form 8-K filed by Sucampo Pharmaceuticals, Inc. (“Sucampo”) on December 29, 2010 (the “Initial Filing”), to include the required audited and unaudited historical consolidated financial statements of Sucampo AG, a Swiss patent-holding company (“SAG”), and its wholly owned subsidiary, Sucampo AG Japan Ltd., a patent maintenance company (“SAG-J”), pursuant to Rule 3-05(b) of Regulation S-X.  Unaudited pro forma financial information was not deemed required as the historical consolidated financial statements of SAG were presented for all years within Sucampo’s historical financial statements included in its 2010 Form 10-K filed on March 8, 2011.  The required audited and unaudited consolidated historical financial statements are filed as exhibits to this report under Item 9.01.

The information previously reported on the Initial Filing is incorporated by reference into this Amendment No. 1. The other items and exhibits to the Initial Filing further remain unchanged and are not amended hereby.

Item 9.01.    Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The consolidated balance sheets of SAG and SAG-J as of December 31, 2009 and September 30, 2010 (unaudited), the related consolidated income statement and statements of comprehensive income, changes in stockholders’ equity, and cash flows for the year ended December 31, 2009 and for the nine months ended September 30, 2010 (unaudited) and the related consolidated income statement and statements of comprehensive income and changes in cash flows for the nine months ended September 30, 2009 (unaudited), including the notes to such financial statements and the report of independent auditors thereon, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated into this Item 9.01(a) by reference.

(d)           Exhibits.

99.1
Consolidated balance sheets of SAG and SAG-J as of December 31, 2009 and September 30, 2010 (unaudited) and the related consolidated income statement and statements of comprehensive income, changes in stockholders’ equity, and cash flows for the year ended December 31, 2009 and for the nine months ended September 30, 2010 (unaudited) and the related consolidated income statement and statements of comprehensive income and changes in cash flows for the nine months ended September 30, 2009 (unaudited).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCAMPO PHARMACEUTICALS, INC.

Date:	March 11, 2011	By:	/s/ ANDREW P. SMITH
			Name:	Andrew P. Smith
			Title:	March 11, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1
Consolidated balance sheets of SAG and SAG-J as of December 31, 2009 and September 30, 2010 (unaudited) and the related consolidated income statement and statements of comprehensive income, changes in stockholders’ equity, and cash flows for the year ended December 31, 2009 and for the nine months ended September 30, 2010 (unaudited) and the related consolidated income statement and statements of comprehensive income and changes in cash flows for the nine months ended September 30, 2009 (unaudited).